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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 29, 2001

                                MANGOSOFT, INC.
                                ---------------
             (Exact name of registrant as specified in its charter)

          NEVADA                        0-30781                  87-0543565
-----------------------------          ----------                ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


             1500 West Park Dr., Suite 190, Westborough, MA 01581
          -----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (508) 871-7300
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ITEM  5.  OTHER EVENTS.

     Effective January 29, 2001, Craig Goldman resigned his position as director of the Registrant to pursue other interests.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MANGOSOFT, INC.


                              By:   /s/ Robert E. Parsons
                                    ---------------------
                                    Robert E. Parsons
                                    Chief Financial Officer

Date: February 22, 2001

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